Note 8 - Credit Agreement	6 Months Ended
Jun. 30, 2022
Notes
Note 8 - Credit Agreement

Note 8 – Credit Agreement

Effective September 11, 2009, the Company entered into a credit facility with Wells Fargo Preferred Capital, Inc. As amended to date, the credit agreement provides for borrowings and reborrrowings up to the lesser of $230.0 million or 70% of the Company’s net finance receivables (as defined in the credit agreement). Available borrowings under the credit agreement were $186.4 million and $169.7 million at June 30, 2022 and December 31, 2021, at an interest rate of 3.95% and 3.50%, respectively. Outstanding borrowings on the credit line were $43.6 million and $60.3 million at June 30, 2022 and December 31, 2021, respectively. The credit agreement contains covenants customary for financing transactions of this type. At June 30, 2022, the Company believes it was in compliance with all covenants. The credit agreement has a commitment termination date of February 28, 2024.